Exhibit 99.1

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Financial Statements

June 30, 2014 (Unaudited)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Financial Condition

June 30, 2014 and December 31, 2013

	2014	2013
Assets
Due from DB Exchange Traded Funds	$6,259,951	$6,591,593
Investment in DB Exchange Traded Funds	13,161	12,371
Prepaid Expense	—	133,735
Due from affiliate	162,011,221	137,356,980

Total assets	$168,284,333	$144,094,679

Liabilities and Member’s Capital
Liabilities:
Accrued expenses	$12,702,234	$11,810,512

Total liabilities	12,902,234	11,810,512

Member’s capital	155,582,099	132,284,167

Total liabilities and member’s capital	$168,284,333	$144,094,679

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Income and Expenses

For the Six Months ended June 30, 2014 and 2013

	2014	2013
Income:
Management fees	$37,767,280	$45,488,920
Equity in share of earnings/(losses) in investment in DB Exchange Traded Funds	790	(2,517)

Total income	37,768,070	45,486,403

Expenses:
Legal fees	871,296	458,888
Audit fees and tax services	2,850,000	2,779,598
Printing services	786,387	761,427
Administrator and trustee fees	1,823,498	2,147,271
Distribution fees	6,317,585	8,022,400
Registration Fees	133,735	261,354
Intercompany Expenses	1,678,622	—
Other	9,015	229,373

Total expenses	14,470,138	14,660,311

Net income	$23,297,932	$30,826,092

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Changes in Member’s Capital

For the Six Months ended June 30, 2014 and 2013

	2014	2013
Member’s capital, January 1	$132,284,167	$72,390,505
Net income	23,297,932	30,826,092

Member’s capital, June 30	$155,582,099	$103,216,597

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Cash Flows

For the Six Months ended June 30, 2014 and 2013

	2014	2013
Cash flows from operating activities:
Net income	$23,297,932	$30,826,092
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in (earnings)/losses in DB Exchange Traded Funds	(790)	2,517
(Increase) decrease in operating assets:
Due from DB Exchange Traded Funds	331,642	990,525
Due from affiliate	(24,654,241)	(31,017,885)
Prepaid Expense	133,735	44,937
Increase (decrease) in operating liabilities:
Accrued expenses	891,722	(846,186)

Net cash provided by operating activities	—	—
Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	$—

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2014

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG (the “owner member”) and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds, the “DB Exchange Traded Funds”:

•	PowerShares DB Commodity Index Tracking Fund (DBC)

•	PowerShares DB G10 Currency Harvest Fund (DBV)

•	PowerShares DB Multi-Sector Commodity Trust in seven separate series or Funds:

•	PowerShares DB Energy Fund (DBE)

•	PowerShares DB Oil Fund (DBO)

•	PowerShares DB Precious Metals Fund (DBP)

•	PowerShares DB Gold Fund (DGL)

•	PowerShares DB Silver Fund (DBS)

•	PowerShares DB Base Metals Fund (DBB)

•	PowerShares DB Agriculture Fund (DBA)

•	PowerShares DB US Dollar Index Trust in two separate series or Funds:

•	PowerShares DB US Dollar Index Bullish Fund (UUP)

•	PowerShares DB US Dollar Index Bearish Fund (UDN)

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). In the opinion of management, all material adjustments, consisting only of normal recurring adjustments, considered necessary for a fair statement of the interim period financial statements have been made. Interim period results are not necessarily indicative of results for a full-year period. These financial statements and the notes thereto should be read in conjunction with the Company’s financial statements included in its Annual Report for the year ended December 31, 2013 as filed with the SEC on March 13, 2014.

In May 2014, the Financial Accounting Standards Board issued new guidance related to Revenue from Contracts with Customers. This guidance supersedes the revenue recognition requirements in Accounting Standards Codification Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Accounting Standards Codification. The guidance requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. This guidance is effective for interim and annual reporting periods beginning after December 15, 2016. The Company is currently evaluating this guidance to determine the impact on its statements of financial condition, statements of income and expenses and statements of cash flows.

There were no components of other comprehensive income for the six months ended June 30, 2014 and 2013, and no balances associated with accumulated other comprehensive income at June 30, 2014 and December 31, 2013.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income,

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2014

expenses, and related disclosure of contingent assets and liabilities during the reporting period of the financial statements and accompanying notes. Actual results could differ from those estimates. There were no significant estimates used in the preparation of these unaudited financial statements.

(c)	Due from DB Exchange Traded Funds

Due from the DB Exchange Traded Funds represents outstanding management fees for services provided to the DB Exchange Traded Funds as commodity pool operator, commodity trading advisor and managing owner. The fees are recorded at the invoiced amounts and do not bear interest. Management has determined that there was no risk of unrecoverable amounts, and therefore, no allowance for doubtful accounts was provided for as of June 30, 2014 or December 31, 2013.

(d)	Investment in DB Exchange Traded Funds

The Company’s investments in the DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds and are accounted for using the equity method, which the carrying amount of our investment approximates fair value. The Company adjusts the carrying amount of the investments to recognize the Company’s share of earnings or losses in the investments. Distributions received from the investments reduce the carrying amount of the respective investments. There were no dividends or distributions received for the periods ended December 31, 2013, June 30, 2013 or June 30, 2014.

(e)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner member is liable for income taxes, if any, on the Company’s income, loss, and other items, and there is no tax sharing arrangement between the Company and its owner member. Based on the effective tax rate of the Company’s owner member, the Company’s pro rata income tax expense would be approximately $7,000,000 and $9,300,000 for the federal tax, $1,500,000 and $2,000,000 for the New York State tax, and $1,700,000 and $2,300,000 for the New York City tax for the quarters ended June 30, 2014 and 2013, respectively. As the Company is not required to separately file its own returns, the following is the major tax jurisdiction for the Company’s parent, DB U.S. Financial Markets Holding Corporation, and the earliest tax year subject to examination: United States – 2007. The income tax returns of DB U.S. Financial Markets Holding Corporation for 2007 through 2009 are currently under examination by the Internal Revenue Service. We do not expect the results of this examination to have a material effect on our financial condition or results of operations.

(f)	Revenue Recognition

Fees for management services are recognized on an accrual basis when earned. Fees for management services are accrued for each of the Funds monthly.

(3)	Fair Value Measurement

ASC 820 (Fair Value Measurements and Disclosures) defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.

In accordance with ASC 820, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2014

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Financial assets and liabilities recorded on the Statement of Financial Condition are categorized based on the inputs to the valuation techniques as follows:

Level 1 Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access at the measurement date for identical assets or liabilities.

Level 2 Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a. Quoted prices for identical or similar assets or liabilities in active or nonactive markets; and

b. Pricing models whose inputs are observable for substantially the full term of the asset or liability.

Level 3 Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. Thus, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Gains and losses for such assets and liabilities categorized within Level 3, if any, may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of certain financial assets or liabilities.

The Company’s Investment in DB Exchange Traded Funds is considered a Level 1 asset as its value is based on the published price representing an exchange traded value for each such investment owned.

US GAAP requires disclosure of the estimated fair value of certain financial instruments and the methods and significant assumptions used to estimate their fair values. Certain financial instruments that are not carried at fair value on the statement of financial condition are carried at amounts that approximate fair value due to their short term nature and generally negligible credit risk. These instruments include receivables from the DB Exchange Traded Funds and affiliates and are considered to be Level 2 assets.

(4)	Related-Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

DBA and DBC pay the Company a management fee, monthly in arrears, in an amount equal to 0.85% per annum of their average daily net asset values.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2014

DBO, DBS, DGL, DBB, DBE, DBP, DBV, UDN, and UUP pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their average daily net asset values.

During the Six Months Ended June 30, 2014 and 2013, the Company earned management fees of $37,767,280 and $45,488,920, respectively. As of June 30, 2014 and December 31, 2013, Due from DB Exchange Traded Funds was $6,259,951 and $6,591,593, respectively.

	Six Months Ended June 30, 2014 Management Fees	Six Months Ended June 30, 2013 Management Fees	June 30, 2014 Due from DB Exchange Traded Funds	December 31, 2013 Due from DB Exchange Traded Funds
DBA	$5,989,636	$6,949,088	$1,007,236	$933,873
DBB	1,061,811	1,224,957	178,987	150,012
DBC	23,754,347	28,085,632	3,916,300	4,283,621
DBE	1,089,155	724,372	225,959	171,385
DBO	1,139,061	2,024,096	190,125	204,317
DBP	694,523	1,046,012	112,831	117,293
DBS	123,602	191,987	20,254	20,851
DGL	565,516	1,143,809	84,500	94,132
DBV	584,028	1,266,972	63,755	129,205
UDN	216,916	309,047	33,222	41,265
UUP	2,548,683	2,522,947	426,782	445,639

	$37,767,280	$45,488,920	$6,259,951	$6,591,593

(b)	Organization and Offering Costs

The Company assumes all organization and offering costs of the Funds. Expenses incurred with the continuous offering of limited shares will also be paid by the Company. Please refer to Note 7 for further details.

(c)	Administration Expenses

The Company assumes all routine operational, administrative and other ordinary expenses of the Funds, including, but not limited to, computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, audit and tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to Note 8 for further details on service agreements.

(d)	Service Agreements

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal, human resources, and other. Please refer to Note 8 for further details on service agreements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2014

Deutsche Bank Securities Inc., a Delaware corporation, serves as the clearing broker (the “Commodity Broker”) of the Funds. The Commodity Broker is also an indirect wholly-owned subsidiary of Deutsche Bank AG and is an affiliate of the Company. In its capacity as clearing broker, the Commodity Broker executes and clears the Fund’s futures transactions and performs certain administrative and custodial services for the Fund. As custodian of the Fund’s assets, the Commodity Broker is responsible, among other things, for providing periodic accountings of all dealings and actions taken by the Trust on behalf of the Fund during the reporting period, together with an accounting of all securities, cash or other indebtedness or obligations held by it or its nominees for or on behalf of the Fund. The fees related to these services are paid by the Funds.

(e)	Due from Affiliate

Deutsche Bank AG New York Branch provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded Funds. This cash management program is noninterest-bearing and there is no expiration date. As of June 30, 2014 and December 31, 2013, the Company had a net receivable from affiliate of $162,011,221 and $137,356,980, respectively. The Company is expecting to declare a dividend during the 2014 fiscal year to reduce this receivable from affiliate.

(f)	Investment Advisory Service Agreement

The Company, in its capacity as the commodity trading advisor and on behalf of the Funds, entered into an agreement with Deutsche Bank Trust Company Americas for investment advisory services covering collateral management for the Funds. The agreement was terminated on July 31, 2013. The costs of these services are assumed by the Company with no cost allocation to the Funds. During the six months ended June 30, 2013, the Company expensed $25,000 in Other Expenses under this agreement.

(5)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of June 30, 2014 and December 31, 2013 amount to $13,161 and $12,371, respectively. The Company’s ownership in each of the DB Exchange Traded Funds represents less than 1.0% of the Funds’ equity.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2014

(6)	Accrued Expenses

Accrued expenses as of June 30, 2014 and December 31, 2013 consist of the following:

	June 30, 2014	December 31, 2013
Audit Fees & Tax Services	$4,204,535	$4,865,289
Distribution Fees	5,957,115	4,692,834
Administrator & Trustee Fees	1,878,000	1,331,762
Legal Fees	542,527	351,082
Printing Services	119,413	287,820
Other	644	281,725

	$12,702,234	$11,810,512

(7)	Prepaid Expenses

In the normal course of business, the Company will prepay certain administration and offering costs on behalf of the DB Exchange Traded Funds. These expenses are amortized to the related expense over a 12 month period. During the six months ended June 30, 2014 and 2013, the Company expensed $133,735 and $261,354 in Registration Fees, respectively. As of December 31, 2013, unamortized prepaid expenses were $133,735.

(8)	Service Agreements

(a)	Trust Agreement

Under the Trust Agreement with the Funds, Wilmington Trust Company (the Trustee of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds. Trustee fees are a flat fee per Trust and are paid for the Funds by the Company and are included in other expenses.

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds, has appointed The Bank of New York Mellon as the administrator (the Administrator), custodian and transfer agent of the Funds and has entered into separate administrative, custodian, transfer agency and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services. The Administrator’s monthly fees are based upon the average daily net asset values of the DB Exchange Traded Funds and are paid on behalf of the Funds by the Company and are recorded in Administrator and Trustee Fees on the statement of income and expenses. For the six months ended June 30, 2014 and 2013, Administrator and trustee fees were $1,823,498 and $2,147,271, respectively. As of June 30, 2014 and December 31, 2013, accrued Administrator and trustee fees were $1,878,000 and $1,331,762, respectively.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2014

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company, in its capacity as managing owner of the Funds, and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials. Distribution fees are based upon the average daily net asset values of the DB Exchange Traded Funds and are paid for the Funds by the Company and are recorded in Distribution Fees on the statement of income and expenses. For the six months ended June 30, 2014 and 2013, distribution fees were $150,000 and $150,000, respectively. As of June 30, 2014 and December 31, 2013, accrued fees for the Distributor were $36,182 and $66,325, respectively.

(d)	License Agreement

Under the License Agreement between Invesco PowerShares Capital Management LLC (the Licensor), and the Company, in its own capacity and in its capacity as the managing owner and on behalf of the Funds, the Licensor granted to the Funds a nonexclusive license to use the PowerShares® trademark (the Trademark) anywhere in the world, solely in connection with the marketing and promotion of the Funds and to use or refer to the Trademark in connection with the issuance and trading of the Funds’ shares as necessary.

Pursuant to a marketing agreement between Invesco AIM Distributors, Inc., an affiliate of the Licensor, and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco AIM Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus, engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds. Invesco AIM Distributors, Inc. will not open customer accounts or handle orders for the Funds.

License and Marketing fees are based upon the average daily net asset values of the DB Exchange Traded Funds and are paid for the Funds by the Company and are recorded in Distribution Fees on the statement of income and expenses. For the six months ended June 30, 2014 and 2013, license and marketing fees were $6,006,681 and $6,296,418 respectively. As of June 30, 2014 and December 31, 2013, accrued distribution fees were $5,920,933 and $4,583,650, respectively.

(e)	Affiliated Service Providers

In accordance with the current service level agreement, other bank affiliates provide certain corporate services to the Company, including central areas and support and other expenses. Effective January 1, 2014, costs associated with such services are allocated to the Company based on the amount of employee time spent on the Company relative to total time incurred in accordance with the service level agreements with no retroactive application. Affiliated service provider fees are included in the Intercompany Expense line on the unaudited statement of income and expenses. For the six months ended June 30, 2014, affiliated service provider fees were $1,678,622.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2014

(9)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations and warranties, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

(10)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. The basis for the management fee calculation is the Funds’ net asset value. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset value will affect the Company’s income from management fees.

Substantially all of the Company’s liquid assets are on deposit with Deutsche Bank AG, as noted in Note 4.

(11)	Subsequent Events

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 15, 2014, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Company’s financial statements and notes to the financial statements.